SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – August 28, 2003

NSD BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22124	25-1616814
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5004 McKnight Road Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:    (412) 231-6900

N/A

(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

Not Applicable.

Item 3.    Bankruptcy or Receivership.

Not Applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.    Other Events and Regulation FD Disclosure.

On September 2, 2003, the Registrant released a Press Release attached at Item 7 as Exhibit 99.

Item 6.    Resignations of Registrant’s Directors.

Not Applicable.

Item 7.    Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99    Press Release, of Registrant, dated September 2, 2003, re: NSD Bancorp Announces Resignations

Item 8.    Change in Fiscal Year.

Not Applicable.

Item 9.    Regulation FD Disclosure.

Not Applicable.

Item 10.    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 12.    Results of Operations and Financial Condition.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Dated: August 28, 2003	/s/ LAWRENCE R. GAUS
Lawrence R. Gaus, Chairman of the Board

EXHIBIT INDEX

Exhibit

99	Press Release, of Registrant, dated September 2, 2003, re. NSD Bancorp, Inc. Announces Resignations